Exhibit 10.18.4

EXECUTION VERSION

AMENDMENT NO. 4

TO MASTER REPURCHASE AGREEMENT

Amendment  No.  4  to  Master  Repurchase  Agreement,  dated  as  of  May  24,  2018  (this “Amendment”), by and between Bank of America, N.A. (“Buyer”) and Quicken Loans Inc. (“Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of October 16, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”).

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Agreement to Enter into Transactions. Section 2.1 of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

2.1.                            Agreement to Enter into Transactions. Subject to the terms and conditions of this Agreement and provided that no Event of Default or Potential Default has occurred and is continuing, Buyer shall, from time to time during the term of this Agreement, enter into Transactions with Seller; provided, however, that (a) the Aggregate Outstanding Purchase Price as of any date shall not exceed the Aggregate Transaction Limit and (b) the Aggregate Outstanding Purchase Price for any Type of Transaction shall not exceed the applicable Type Sublimit. Buyer shall have the obligation to enter into Transactions with an Aggregate Outstanding Purchase Price equal to or less than the Committed Amount, and Buyer shall have no obligation to enter into Transactions with respect to the Uncommitted Amount. All purchases of Purchased Assets shall be first deemed committed up to the Committed Amount and then the remainder, if any, shall be deemed uncommitted up to the Uncommitted Amount; provided however that Transactions, the subject of which are eMortgage Loans, shall be entered into solely on an uncommitted basis and shall be attributed to the Uncommitted Amount. Seller may request Transactions in excess of the Aggregate Transaction Limit and Buyer may, from time to time, in its sole and absolute discretion, consent to a Temporary Increase of the Aggregate Transaction Limit in accordance with Section 2.10.

SECTION 2. Delivery of Mortgage Loan Documents. Section 3.3 of the Existing Master Repurchase Agreement is hereby amended by deleting clause (a) of such section in its entirety and replacing it with the following:

(a)                                Dry Mortgage Loans. Prior to any Transaction related to a Dry Mortgage Loan (including eMortgage Loans), Seller shall deliver to Buyer or its Custodian, or authorize and direct the Closing Agent to deliver to Buyer or its Custodian, the related Mortgage Loan Documents in accordance with and pursuant to the terms of Section 7.2 hereof and the Custodial Agreement.; provided that, with respect to any eMortgage Loan, Seller shall deliver to Custodian each of Buyer’s and Seller’s MERS Org IDs, and shall cause (i) the Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to Buyer, (iii) the Location status of the related eNote to be transferred to Custodian, and (iv) the Delegatee status of the related eNote to be transferred to Custodian, in each case using MERS eDelivery and the MERS eRegistry (collectively, the “eNote Delivery Requirements”).

SECTION 3. Precautionary Grant of Security Interest in Purchased Assets and Purchased Items. Section 6.1 of the Existing Master Repurchase Agreement is hereby amended by deleting the introductory paragraph of such section in its entirety and replacing it with the following:

6.1.                            Precautionary Grant of Security Interest in Purchased Assets and Purchased Items. With respect to the Purchased Assets, although the parties intend that all Transactions hereunder be sales and purchases (other than for accounting and tax purposes) and not secured loans, and without prejudice to the provisions of Section 6.6 and the expressed intent of the parties, if any Transactions are deemed to be secured loans, as security for the performance of all of Seller’s obligations hereunder, Seller hereby pledges, assigns and grants to Buyer a continuing first priority security interest in and lien upon the Purchased Assets and other Purchased Items and Buyer shall have all the rights and remedies of a “secured party” under the Uniform Commercial Code with respect to the Purchased Assets and other Purchased Items. Possession of any promissory notes, or instruments by the Custodian shall constitute possession on behalf of Buyer, and Control of an eNote by the Custodian shall constitute Control on behalf of Buyer.

SECTION 4. All Transactions. Section 7.2 of the Existing Master Repurchase Agreement is hereby amended by deleting the final paragraph of such section in its entirety and replacing it with the following:

For the avoidance of doubt, notwithstanding that foregoing conditions may be satisfied with respect to any Transaction request, Buyer shall be under no obligation to enter into any Transaction with respect to the Uncommitted Amount including, without limitation, Transactions the subject of which are eMortgage Loans, and whether the Buyer enters into any Transaction with respect to the Uncommitted Amount shall be at the discretion of Buyer.

SECTION 5. Notice. Section 9.3 of the Existing Master Repurchase Agreement is hereby amended by deleting clause (a) of such section in its entirety and replacing it with the following:

(a)                                 upon Seller becoming aware of any Control Failure with respect to a Purchased Mortgage Loan that is an eMortgage Loan or any Electronic Security Failure;

SECTION 6. MERS. Section 9.14 of the Existing Master Repurchase Agreement is hereby amended by such section in its entirety and replacing it with the following:

9.14.                     MERS. Seller will comply in all material respects with the rules and procedures of MERS in connection with the servicing of all Purchased Mortgage Loans that are registered with MERS and, with respect to Purchased Mortgage Loans that are eMortgage Loans, the maintenance of the related eNotes on the MERS eRegistry for as long as such Purchased Mortgage Loans are so registered.

SECTION 7. Defined Terms. Exhibit A of the Existing Master Repurchase Agreement is hereby amended by:

7.1      deleting the definition of “Electronic Tracking Agreement” in its entirety and replacing it with the following:

Electronic Tracking Agreement: One or more Electronic Tracking Agreements with respect to (x) the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Purchased Mortgage Loans held on the MERS System, and (y) the tracking of the Control of eNotes held on the MERS eRegistry, each in a form acceptable to Buyer.

7.2      adding the following new definitions in their proper alphabetical order:

Agency-Required eNote Legend: The legend or paragraph required by Fannie Mae or Freddie Mac, as applicable, to be set forth in the text of an eNote, which includes the provisions set forth on Exhibit 18 to the Custodial Agreement, as may be amended from time to time by Fannie Mae or Freddie Mac, as applicable.

Authoritative Copy: With respect to an eNote, the unique copy of such eNote that is within the Control of the Controller.

Control: With respect to an eNote, the “control” of such eNote within the meaning of UETA and/or, as applicable, E-SIGN, which is established by reference to the MERS eRegistry and any party designated therein as the Controller.

Control Failure: With respect to an eNote, (i) if the Controller status of the eNote shall not have been transferred to Buyer, (ii) Buyer shall otherwise not be designated as the Controller of such eNote in the MERS eRegistry (other than pursuant to a Bailee Letter), (iii) if the eVault shall have released the Authoritative Copy of an eNote in contravention of the requirements of the Custodial Agreement, or (iv) if the Custodian initiated any changes on the MERS eRegistry in contravention of the terms of the Custodial Agreement.

Controller: With respect to an eNote, the party designated in the MERS eRegistry as the “Controller”, and who in such capacity shall be deemed to be “in control” or to be the “controller” of such eNote within the meaning of UETA or E-SIGN, as applicable.

Delegatee: With respect to an eNote, the party designated in the MERS eRegistry as the “Delegatee” or “Delegatee for Transfers”, who in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller such as Transfers of Control and Transfers of Control and Location.

Electronic Agent: MERSCORP Holdings, Inc., or its successor in interest or assigns.

Electronic Record: With respect to an eMortgage Loan, the related eNote and all other documents comprising the Mortgage Loan File electronically created and that are stored in an electronic format, if any.

Electronic Security Failure: As defined in the Custodial Agreement.

eMortgage Loan: A Mortgage Loan with respect to which there is an eNote and as to which some or all of the other documents comprising the related Mortgage Loan File may be created electronically and not by traditional paper documentation with a pen and ink signature.

eNote: With respect to any eMortgage Loan, the electronically created and stored Mortgage Note that is a Transferable Record.

eNote Delivery Requirement:  As defined in Section 3.3(a).

E-SIGN: The Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq.

eVault: An electronic repository established and maintained by an eVault Provider for delivery and storage of eNotes.

eVault Provider: Document Systems, Inc. d/b/a DocMagic, or its successor in interest or assigns, or such other entity agreed upon by Custodian and Buyer.

Hash Value: With respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored with MERS.

Location: With respect to an eNote, the location of such eNote which is established by reference to the MERS eRegistry.

MERS eDelivery: The transmission system operated by the Electronic Agent that is used to deliver eNotes, other Electronic Records and data from one MERS eRegistry member to another using a system-to-system interface and conforming to the standards of the MERS eRegistry.

MERS eRegistry: The electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller, Delegatee and Location of the Authoritative Copy of registered eNotes.

MERS System: The mortgage electronic registry system operated by the Electronic Agent that tracks changes in Mortgage ownership, mortgage servicers and servicing rights ownership.

Servicing Agent: With respect to an eNote, the field entitled, “Servicing Agent” in the MERS eRegistry.

Transfer of Control: With respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller of such eNote.

Transfer of Control and Location: With respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote.

Transfer of Location: With respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Location of such eNote.

Transferable Record: An Electronic Record under E-SIGN and UETA that (i) would be a note under the Uniform Commercial Code if the Electronic Record were in writing, (ii) the issuer of the Electronic Record has expressly agreed is a “transferable record”, and (iii) for purposes of E-SIGN, relates to a loan secured by real property.

UETA: The Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999.

SECTION 8. Representations and Warranties Concerning Purchased Assets. Exhibit L of the Existing Master Repurchase Agreement is hereby amended by:

8.1                              deleting paragraph (n) thereof in its entirety and replacing it with the following:

(n)                                 Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption or other right available to the Mortgagor or any other person, or restriction on Seller or any other person, including without limitation, any federal, state or local, law, ordinance, decree, regulation, guidance, attorney general action, or other pronouncement, whether temporary or permanent in nature, that would interfere with, restrict or delay, either (y) the ability of Seller, Buyer or any servicer, subservicer or any successor servicer or successor subservicer to sell the related Mortgaged Property at a trustee’s sale or otherwise, or (z) the ability of Seller, Buyer or any servicer or any successor servicer to foreclose on the related Mortgage, other than any federal, state or local law, ordinance, decree, regulation, guidance, attorney general action, or other pronouncement, whether temporary or permanent in nature restricting, limiting or otherwise establishing a moratorium on foreclosing on mortgaged properties (each, a “Foreclosure Restrictive Rule”), and subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption. The Mortgage Note and Mortgage are on forms acceptable to FHA, VA, RD, Freddie Mac or Fannie Mae. Nothing about the Mortgage Loan or the related Mortgage Loan Documents causes the Mortgage Loan to be subject to different treatment under any Foreclosure Restrictive Rule than comparable mortgage loans in the applicable jurisdiction of the related Mortgaged Property. If the Mortgage Loan is an eMortgage Loan, the related eNote contains the Agency-Required eNote Legend.

8.2                              deleting paragraph (eee) thereof in its entirety and replacing it with the following:

(eee)                      eNotes. With respect to each eMortgage Loan, the related eNote satisfies all of the following criteria:

(i)                                     the eNote bears a digital or electronic signature;

(ii)                                  the Hash Value of the eNote indicated in the MERS eRegistry matches the Hash Value of the eNote as reflected in the eVault;

(iii)                               there is a single Authoritative Copy of the eNote, as applicable and within the meaning of Section 9-105 of the UCC or Section 16 of the UETA, as applicable, that is held in the eVault;

(iv)                              the Location status of the eNote on the MERS eRegistry reflects the MERS Org ID of the Custodian;

(v)                                 the Controller status of the eNote on the MERS eRegistry reflects the MERS Org ID of Buyer;

(vi)                              the Delegatee status of the eNote on the MERS eRegistry reflects the MERS Org ID of Custodian;

(vii)                           the Servicing Agent status of the eNote on the MERS eRegistry is blank;

(viii)                        There is no Control Failure or Electronic Security Failure with respect to such eNote;

(ix)                              the  eNote  is  a  valid  and  enforceable  Transferable  Record  or  comprises “electronic chattel paper” within the meaning of the UCC;

(x)                                 there is no defect with respect to the eNote that would result in Buyer having less than full rights, benefits and defenses of “Control” (within the meaning of the UETA or the UCC, as applicable) of the Transferable Record; and

(xi)                              there is no paper copy of the eNote in existence nor has the eNote been papered-out.

SECTION 9. Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 10. Conditions Precedent. This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer and Seller.

SECTION 11. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts each of which shall constitute one and the same instrument, and each party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 13. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD

TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
	Name:	Adam Robitshek
	Title:	Vice President

QUICKEN LOANS INC., as Seller

By:
Name:
Title:

Signature Page to Amendment No. 4 to Master Repurchase Agreement (BANA/Quicken)

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer

By:
Name:
Title:

QUICKEN LOANS INC., as Seller

By:	/s/ Jay Farner
	Name:	Jay Farner
	Title:	Chief Executive Officer

Signature Page to Amendment No. 4 to Master Repurchase Agreement (BANA/Quicken)